SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)

        145 Highview Terrace, Hawthorne, NJ                                    07506

       (Address of Principal Executive Offices)                              (Zip Code)

(973) 544-6116

(Issuer’s Telephone Number, Including Area Code)

N/A

 (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 – Other Events.

On February 1, 2012, Proteonomix, Inc. (the “Issuer”) today made the attached presentation at the Merriman Capital Investor Summit 2012 at the Intercontinental Hotel in New York City.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated:  February 1, 2012

By:/s/Michael Cohen

Name:   Michael Cohen

  President

Proteonomix Inc.

Corporate Presentation

January 2012

Presented by:
Michael Cohen, CEO

PROTEONOMIX

Disclaimer

This presentation is being provided for informational and discussion purposes. This presentation is not intended to provide and should not be relied upon as investment advice or an opinion regarding the appropriateness or suitability of any investment. We have not independently verified any of the information contained herein and makes no representation or warranty as to the accuracy or completeness of this presentation and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from this presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation. Nothing herein should be construed to be an offer to sell, or a solicitation of an offer to buy, any securities. Past performance is not a guarantee of future results.

Presentation Menu

BUSINESS OVERVIEW

- Company Overview
- Technology Overview

PRODUCTS LINES

- Proteoderm Cosmeceuticals
- UMK 121
- StromaCel Cardiac Treatment

INVESTOR INFORMATION

- Company History
- Corporate Structure
- Share Information
- Business Strategy

Business Overview

MENU

Proteonomix is a public biotechnology company, trading under the symbol PROT on OTC BB. The company has developed a range of stem cell related technologies in cooperation with premier universities. Its anti-aging skin care line is ready for immediate launch, a therapy for advanced liver disease is entering human trials, and a cardiac treatment is ready for phased trials.



Proteonomix Inc.

Stem Cell Therapies & Related Services

Company Overview

Proteonomix is a public biotechnology corporation with diverse technologies for application to Cosmeceuticals, Stem Cell Therapies, and Tissue Banking, now ready to enter human trials and commercialize products.

- **Development**: Over (7) years spent developing a range of technologies related to human stem cells. Developed in cooperation with John's Hopkins University and the University of Miami.
- **Technologies**: Over a dozen patents in prosecution targeting diverse markets, such as liver and heart disease, diabetes, anti-aging cosmeceuticals, cord blood expansion and wound care.
- **Financials**: To date the company has not taken any substantial investment through private placements or from the public market, being funded largely from company directors and their associates. The result is a relatively low outstanding shares (under 10M) and manageable external debt.
- **Current Situation**: Ready for immediate production, marketing and sales of the Proteoderm line of anti-aging cosmeceuticals. Now entering human trials on UMK-121for advanced liver disease. Ready to enter phased trials on StromaCel for cardiac patients.

Company Overview

Proteonomix is a public biotechnology corporation with diverse technologies for application to Cosmeceuticals, Stem Cell Therapies, and Tissue Banking, now ready to enter human trials and commercialize products.


PROTEODERM

- **Proteoderm Cosmoceuticals**: Immediately ready to begin Manufacturing, marketing and selling a range of anti-aging products, through subsidiary Proteoderm, based a stem cell secreted matrix of proteins that may enhance collagen production. This is an estimated $1.6B addressable industry, currently lead by Obagi.



- **UMK 121 Liver Treatment**: A treatment for liver disease, now entering human trials at the University of Miami. Uses a cocktail of several approved drugs to mobilize a persons own stem cells. The target market is the 75,000 US persons seeking a transplant annually.



- **StromaCel**: A treatment for cardiac patients using donor bone marrow. The treatment is administered through an IV solution within 2 weeks of a myocardial infarction to repair damaged heart tissue. There are an estimated 10,000,000 ishemic cardiac patients each year that might benefit from this treatment.

Product Lines

MENU

The following section outlines the product lines and technology of the Proteonomix companies. Our technologies include: a line of Anti-Aging Cosmeceuticals – Proteoderm, UMK-121 for advanced liver patients and StromaCel, for Cardiac patients.



Proteonomix Inc.

Stem Cell Therapies & Related Services

Proteoderm Cosmeceuticals


PROTEODERM

Proteonomix discovered a matrix of proteins and polypeptides, NC-138™, secreted from our Stem Cell growth platform. We have developed a line of Ant-Aging Skin Care Products which are ready for commercialization

- **First Launch**: NC-138 showed exciting, positive results when it was first discovered.
  - The product was designed and launched at the Anti-Aging Conference in 2008.
  - Approximately 300 physicians applied to join our “prescription” treatment program
  - A $5M pre-order was received for distribution in China with financial conditions
  - We could not begin production due to inability to meet these conditions
- **Re-Launch**: Company has been made independent for a re-launch of the product in 2012.
  - Contracts have been signed for NC-138™ production (U Miami) and arrangement have previously been made for mixing, bottling, packing and shipping.
  - In talks with industry executives to take the lead on the company
  - Proteoderm Inc. intends to have a private placement for the re-launch
  - Currently in negotiations with regional distributor for contracts

MENU

Proteoderm Market Entry


PROTEODERM

Proteoderm is ready for initial market entry as a high-end, "prescription" product sold through our physician network. Once sufficient capitalization exists to cover cash flows on larger orders, it will be brought to the market as an over the counter Anti-Aging product.

- **Next Steps**: The Re-Launch is intended to first occur on a smaller scale in preparation for a larger launch once funding and independent testing is completed.
  - We intend to initiate first sales via the Physician Network, followed up by internet sales
  - We intend to restart the Physician Network using a "Lab Direct" formulation
  - We intend to approach larger distributors of complementary products
  - We intend to launch our over the counter Anti-Aging product after our Lab Direct product
- **Financial Risks**: The economics of Proteoderm should provide for a high gross margin. Gross margin anticipated to be above 50%. Initial advertising costs are expected to be minimal. Capital is necessary to fund cash flow on orders in production, which we expect to typically run on a 90 days cash cycle from our submission of payment to the supplier and our receipt of payment on sales.

UMK 121 Liver Treatment



UMK 121 is a treatment involving two or three approved drugs in combination to mobilize a particular kind of stem cell from bone marrow. We have an approved human trial planned to begin immediately on advanced liver patients. We estimate that this is a $1 billion per year addressable market in the US alone.

- UMK 121 was developed by our CSO, Ian McNiece and our CEO Michael Cohen, at the University of Miami Medical Center and is now immediately ready for Clinical trials.
- A U.S. Provisional Patent Application has been filed (Serial No. 61/448,371 Entitled: Compositions and Methods for Mobilization Of Stem Cells)
- Pre-Clinical data showed a potential for the extension of life of End Stage Liver Disease Model.
- A first human trial for patients with End Stage Liver Disease is planned with the University of Miami
- The trial is expect to consist of 20 patients and scheduled to last one year.

Please see risks factors regarding UMK-121 on our most recent quarterly report

Other Applications

UMK-121 is first going to human trials for end stage liver disease with the potential market of 75,000 US persons seeking liver transplant.

May be applicable as a treatment for the estimated 400,000 persons suffering from Cirrhosis of the liver Globally.

Further, we intend to investigate application to a wider range of diseases, including:

- For cardiac repair
- Ischemic limb damage
- Neural damage

- Potential for follow up therapy following other invasive forms of therapy.

StromaCel™ Cardiac Treatment



StromaCel™ is a post Myocardial Infarction Treatment using Allogeneic Stem Cells from Bone Marrow Donors. Administered via IV Drip in the first two weeks.

- **Status**: StromaCel™ was developed in conjunction with U Miami and is now ready for FDA Trials.
- **Next Steps**:
  - The Company's subsidiary StromaCel Inc. intends to apply for IND with the FDA for StromaCel™ and with a partner that specialized in Cardiac treatments.
  - The company is in discussions towards a private placement towards funding a Phase 1 clinical trial.



StromaCel Market

The potential market for StromaCel™ is sufficiently large that revenue projections are absurd. Even a negligible market share will result in a highly profitable and valuable product line with huge growth potential.

- **Cardiac Statistics**: According to the WHO , there are at least 36,000,000 incidents of heart disease and stroke each year. The numbers are expected to increase 300% over the next 20 years. Approximately one third die before receiving medical treatment, the majority of surviving patients will qualify for the StromaCel™ treatment.
- **Potential Patients**: Limiting to only surviving, Ischemic Cardiac Patients who meet the inclusion criteria for our intended FDA clinical study, it is estimated that there are more than 10,000,000 potential recipients for StromaCel globally annually.

Annual Cardiac Incidents by Region

Region	*Rheumatic*	*Hypertensive*	*Ishemic*	*Cerbrovascular*	*Inflamatory*	*Totals*
Americas	25	345	2357	1157	171	4055
Africa	51	153	849	919	107	2079
Middle East	61	248	1377	581	94	2361
Europe/Russia	76	458	6074	3704	258	10570
SE Asia	340	389	5219	2711	194	8853
W. Pacific	281	727	2542	5009	207	8766
Subtotal	**834**	**2320**	**18418**	**14081**	**1031**	**36684**

Source: World Health Organization and World Heart Federation based upon 2004 statistics

Investor Information

MENU

The following presentation outlines the corporate history, disclosure of corporate challenges and opportunities. It further outlines corporate structure and the corporate strategy going forward.



Proteonomix Inc.

Stem Cell Therapies & Related Services

Company History

TECHNOLOGY DEVELOPMENT

- **2003 Early Technology**: Beginning 2003, M Cohen developed early technology in isolation of stem cells from embryos, cord blood, and bone marrow.
- **2005 National Stem Cell (NSC)**: In 2005, the early technology was assigned to NSC.
- **2006 Johns Hopkins**: In 2006–2007, NSC in conjunction with The Johns Hopkins University ("JHU") developed multiple patents in stem cell expansion, stem cell growth and identification of particular types of stem cells. Patents were assigned to NSC/Proteonomix.
- **2007 U Miami**: In 2007-2009, NSC in conjunction with the U. of Miami developed the expansion of cord blood stem cells, the production of Matrix NC-138 (Proteoderm™) and isolation of specific cells to be used in cardiological therapeutics (StromaCel™). Patents were assigned to Proteonomix.

BUSINESS MILESTONES

- **2005 National Stem Cell (NSC)**: Formed in 2005 and Acquired the Sperm Bank of NY (SBNY) to conduct tissue banking
- **2006 Proteonomix**: Proteonomix was the results of a reverse merger of NSC with Azurel, a public company on the Pink Sheets.
- **2007 Pink Sheets**: Azurel had undisclosed liabilities and reporting issues, which resulted in a failed capital raise.
- **2008 Proteoderm**: Formed to begin development of anti-aging technology Matrix NC-138. 200 US doctor referral network established, but launched failed in financial crisis.
- **2009 StromaCel**: Formed to begin advancing the StromaCel™ Cardiac technology, now ready for clinical trial .
- **2011 Thor BioPharma**: Formed to begin advancing the UMK-121 Technology. Signed an agreement for clinical trial with U Miami.

MENU

Company Disclosures

BUSINESS CHALLENGES

Proteonomix has had challenges raising capital sufficient to begin product launch. The issues stem from the defective Azurel merger but have been overcome when we entered the Bulletin Board.

- **Azurel Merger**: In 2007, undisclosed pre-merger corporate issues irregularities by Azurel resulted in Pink Sheet status.
- **First Raise**: In late 2008, Pink Sheet status stalled an attempt to raise money to launch Proteoderm.
- **Second Raise**: In 2009, a second attempt to raise capital failed when CIR INCI name was not issued for Proteoderm.
- **Clean Up**: Proteonomix has now been fully reporting for 1 +year and has converted most old debt off the books. We are now on the Bulletin Board market and expect to move to a higher market after raise.

BUSINESS OPPORTUNITES

Proteonomix has overcome all challenges in 2010. Now off the Pink Sheets, we are ready to proceed with the launch of Proteoderm and the StromaCel™ Cardiac treatment.

- **Proteoderm**: The original marketing channel for Proteoderm have reconfirmed their interest to proceed. We will launch the anti-aging product line in 2012.
- **StromaCel**: Unexpectedly positive pre-clinical results have shown the StromaCel Cardiac Treatment to be more effective than competing treatments. We anticipate seeking a clinical trial in 2012.
- **UMK-121**: We are currently entering human trials for this .
- **Diabetes**: Upon funding, Michael Cohen and Ian McNiece will return to the lab to continue diabetes research. We are currently ready for large animal trials.

Company Structure

LEGEND
- Formed
- In Discussion
- Planned

Proteonomix

NAME	PURPOSE	STATUS	LONG TERM PLAN (2-5 years)
Nat'l Stem Cell	Patent Holding License Tech.	13 Patents being Prosecuted	Retained
Proteoderm	Cosmeceuticals Anti-Aging Wound Care	Ready for Manufacture First Sales anticipated early 2012	Develop a market and increase sales
StromaCel	License StromaCel StromaCel FDA	Currently seeking funding for Phase trials	Continue to a Phase II Trial
ThorBiopharma	Seek Treatment for Liver Disease	Starting human trial on UMK-121 With U Miami	Long-Term Revenue to Company Possible partnership with Biotech Company
Diabetes	Establish Cure for Type I Diabetes	Ready for Large Animal Studies Substantial funding Req'd	Complete animal study Complete Phased Human Trials
Tissue Banking	Cord Blood Banking Cord Blood Expansion Cord Blood Sales	Sperm Bank of NY Operating Initial Plan is to use PRTMI's to begin Cord Blood Banking	Long-Term Revenue to Company

Business Strategy

Proteonomix is ready to launch its first product line immediately: Proteoderm. Complete Human Clinical trials of UMK 121 begin StromaCel™ human Trials and develop our PRTMI network and laboratories to add material manufacturing and tissue banking.



- **Cosmoceuticals**: We anticipate that Proteoderm will begin commercialization in Q2 2012. Initial sales in the US will be through the Physician Network. Once cash flow is sufficient to fund expansion, overseas and over the counter sales will begin.



- **UMK 121**: We intend to complete our Human clinical trial and if positive apply for an accelerated trial status with the FDA as well as request Off Label use approval



- **StromaCel**: Although the product has a potential to come to market under the medical tourism model The company will seek FDA approval via the traditional Phased trial approach. We anticipate that our IND with the FDA will be filed this year



- **Tissue Banking**: Tissue banking services will begin once the local PRTMI labs have been established. Cord Blood expansion will begin, and if the model proves successful, we may consider acquisition of an existing US bank.

Proteonomix Inc.

Corporate Presentation

January 2012

Presented by:
Michael Cohen, CEO

PROTEONOMIX